Exhibit 10.1

                              CARNIVAL CORPORATION
                              AMENDED AND RESTATED
                        2001 OUTSIDE DIRECTOR STOCK PLAN

(Adopted by the Board of Directors on February 16, 2001 and approved by the shareholders on April 17, 2001, effective as of January 1, 2001, amended by the Board of Directors on October 8, 2001, further amended by the Board of Directors on July 19, 2004 and, further amended and restated by the Board of Directors on January 18, 2005)

      1. Purpose.

            The purpose of the Plan is to promote the interests of the Combined Group by strengthening the Combined Group's ability to attract and retain the services of experienced and knowledgeable non-executive directors and by encouraging such directors to acquire an increased proprietary interest in the Combined Group and more closely align the interests of such directors with those of the Combined Group's shareholders.

            The Plan provides for granting of Options, Restricted Stock Awards, and Restricted Stock Unit Awards.

      2. Definitions.

            The following definitions shall be applicable throughout the Plan.

            (a) "Affiliate" means (i) any entity that directly or indirectly is controlled by, controls or is under common control with the Company or Carnival plc, and (ii) to the extent provided by the Committee, any entity in which the Company or Carnival plc has a significant equity interest.

            (b)  "Award"  means,  individually  or  collectively,   any  Option,
Restricted Stock Award or Restricted Stock Unit Award.

            (c) "Award Agreement" means a Stock Option Agreement, Restricted Stock agreement or Restricted Stock Unit agreement.

            (d) "Board" means the Board of Directors of the Company.

            (e) "Carnival plc" means the entity previously known as P&O Princess Cruises plc, a public limited company incorporated under the laws of England and Wales, and any successor thereto.

            (f) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

            (g) "Committee" means the Compensation Committee of the Board.

            (h) "Common Stock" means the common stock, par value $0.01 per share, of the Company and any stock into which such common stock may be converted or into which it may be exchanged.

            (i) "Combined Group" means the Company and Carnival plc and any successor thereto.

            (j) "Company" means Carnival Corporation, a corporation organized under the laws of the Republic of Panama, and any successor thereto.

            (k) "Date of Grant" means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award Agreement.

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            (l) "Disability"  means a condition that would entitle a Participant to receive benefits under the long-term disability plan of a member of the Combined Group or an Affiliate, as if such Participant were eligible to participate in such plan whether or not any such plan is applicable to such Participant, the existence of such condition to be reasonably determined by the Board.

            (m) "Effective Date" means January 1, 2001.

            (n)  "Eligible  Director"  shall have the meaning  assigned to it in
Section 6.

            (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (p) "Fair Market Value", on a given date, means (i) if the Shares are listed on a national securities exchange, the average of the highest and lowest sale prices reported as having occurred on the primary exchange with which the Shares are listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not listed on any national securities exchange but is quoted in the Nasdaq National Market ("Nasdaq") on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a national securities exchange nor quoted in the Nasdaq on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Shares accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

            (q) "Mature Shares" means Shares owned by a Participant which are not subject to any pledge or security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to pay the Option Price or satisfy any applicable withholding obligation in respect of an Option.

            (r) "Option" means an Award granted under Section 8.

            (s) "Option Price" means the exercise price for an Option as described in Section 8(a).

            (t) "Pairing Agreement" means the Pairing Agreement, dated April 17, 2003, among the Company, The Law Debenture Trust Corporation (Cayman) Limited, as trustee of the Carnival plc Special Voting Trust, and Sun Trust Bank, as transfer agent, as it may be amended from time to time.

            (u) "Participant" means each Eligible Director receiving an Award pursuant to the Plan.

            (v) "Plan" means this Carnival Corporation Amended and Restated 2001 Outside Director Stock Plan.

            (w) "Restricted Period" means, with respect to any Share of Restricted Stock or any Restricted Stock Unit, the period of time during which such Award is subject to restrictions set forth in Section 9 and the applicable Award Agreement.

            (x) "Restricted Stock" means Shares issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in
Section 9 and the applicable Award Agreement.

            (y) "Restricted Stock Award" means an Award of Restricted Stock granted under Section 9.

            (z)  "Restricted   Stock  Unit"  means  a  hypothetical   investment
equivalent to one Share  granted in connection  with an Award made under Section
9.

            (aa) "Restricted Stock Unit Award" means an Award of Restricted Stock Units granted under Section 9.

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            (bb) "Securities Act" means the Securities Act of 1933, as amended.

            (cc) "Share" means the aggregate of one share of Common Stock and one Trust Share.

            (dd) "Stock Option Agreement" means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 8 which defines the rights and obligations of the parties thereto.

            (ee) "Subsidiary"  means any subsidiary of the Company as defined in
Section 424(f) of the Code.

            (ff) "Trust Share" has the meaning assigned to it in the Pairing Agreement.

            (gg) "Vested Unit" has the meaning assigned to it in Section 9(d).

      3. Effective Date, Duration and Shareholder Approval.

            (a) The Plan is effective as of the Effective Date, and the Plan was approved by shareholders at a meeting held on April 17, 2001 in a manner intended to comply with the shareholder approval requirements of the New York Stock Exchange. This amendment and restatement shall be effective as of January 18, 2005, subject to approval by the Company's shareholders in a manner intended to comply with the shareholder approval requirements of the New York Stock Exchange. The validity of any and all Awards granted after January 18, 2005 to Participants are contingent upon approval of the January 18, 2005 amendment and restatement of the Plan by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of the New York Stock Exchange.

            (b) The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be January 1, 2011; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled.

      4. Administration.

            (a) The Plan shall be administered by the Committee. A majority of the Committee will constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, will be acts of the Committee.

            (b) Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or gross negligence. All decisions which are made by the Committee with respect to interpretation of the terms of the Plan and with respect to any questions or disputes arising under the Plan shall be final and binding on the Company and the participants, their heirs or beneficiaries. The Committee shall not be empowered to take any action, whether or not otherwise authorized under the Plan, which would result in any Eligible Director failing to qualify as a "disinterested person."

      5. Shares Subject to Awards.

            (a) Subject to the adjustment provisions of Section 10(e), the aggregate number of Shares in respect of which Awards may be granted under the Plan shall not exceed 1,000,000.

            (b) Shares shall be deemed to have been used in settlement of Awards whether or not they are actually delivered. In the event any Award shall be surrendered, terminate, expire, be forfeited or be cancelled for any reason whatsoever without the Participant having benefited therefrom, the number of Shares no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any "benefit" in the case of forfeited Restricted Stock Awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture.

            (c) Shares delivered by the Company in settlement of Awards may be authorized and unissued Shares or Shares held in the treasury of the Company or purchased on the open market or by private purchase.

            (d) There shall be reserved at all times for sale under the Plan a number of Shares, of either authorized and unissued Shares, Shares held in the Company's treasury, or both, equal to the maximum number of shares in respect of which Awards may be granted under the Plan.

      6. Participation in Plan. Each member of the Company's Board of Directors who is not otherwise an employee of the Company or any Affiliate or subsidiary of the Company within the meaning of the Employee Retirement Income Security Act of 1974 (an "Eligible Director") shall be eligible to participate in the Plan. A director who is an employee and who retires or resigns from employment with the Company and/or its Affiliates, but remains an Eligible Director of the Company, shall become eligible to participate in the Plan in accordance with Section 7, effective as of the first annual meeting of shareholders held after his termination of employment.

      7. Annual Award Grants. Each Eligible Director shall receive upon initial election to office by the shareholders and thereafter annually on the date of the Company's annual meeting of shareholders at which such Eligible Director is re-elected to office, or on any other date properly approved pursuant to this
Section 7, an Award representing 10,000 "points." An Option shall represent one point; and each Share of Restricted Stock or a Restricted Stock Unit shall represent four points. An Award may be composed of Options, Restricted Stock, Restricted Stock Units or a combination thereof, at the discretion of the Committee which discretion shall be exercised not later than the Date of Grant of such Award. The Board may authorize a Date of Grant other than the date of the Company's annual meeting of shareholders, provided, that Awards granted to each Participant do not exceed 10,000 points in any given calendar year.

      8. Terms of Options.

            (a) Option Price. The Option Price per Share for each Option shall be the Fair Market Value at the Date of Grant.

            (b) Vesting.  Subject to Section 8(e), Options shall vest and become
exercisable  in  five  equal  annual   installments   commencing  on  the  first
anniversary of the Date of Grant.

            (c) Duration of Options. Subject to Section 8(e), each Option granted hereunder shall be exercisable for a period of ten years from the Date of Grant.

            (d) Manner of Exercise and Form of Payment.

                  (i) An Option granted under the Plan shall be deemed exercised when the person entitled to exercise the Option (a) delivers written notice to the Company at its principal business office, directed to the attention of its Secretary, of the decision to exercise, specifying the number of shares with respect to which the option is exercised and the price per share designated in the Stock Option Agreement, (b) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to such exercise, and (c) complies with such other reasonable requirements as the Committee establishes pursuant to
Section 8 of the Plan.

                  (ii) Full payment for Shares purchased by the Participant shall be made at the time of any exercise, in whole or in part, of an Option, and certificates for such Shares shall be delivered to the Participant as soon thereafter as is reasonably possible. No Shares shall be transferred to the Participant until full payment therefor has been made and the Participant shall have none of the rights of a shareholder with respect to any Shares subject to an Option until a certificate for such shares shall have been issued and delivered to the Participant. Such payment shall be made in cash or by check or by money order payable to the Company, in each case payable in U.S. currency. In the Committee's discretion, such payment may be made by delivery of Mature Shares having a Fair Market Value (determined as of the date of the Option is so exercised in whole or in part), that, when added to the value of any cash, check or money order satisfying the foregoing requirements, will equal the aggregate purchase price.

            (e) Termination of Board Membership.

                  (i) Death or Disability. Upon a Participant's ceasing to be a member of the Board due to death or Disability, all unvested Options shall immediately vest and become exercisable and all vested Options shall continue to be exercisable by the Participant or his estate, as applicable, until the earlier to occur of (i) the original expiration date of such Option, and (ii) one year from such cessation.

                  (ii) Other Termination. Except as provided in the proviso to this Section, upon a Participant's ceasing to be a member of the Board for any reason other than death or Disability, all unvested Options shall continue to vest in accordance with their initial terms, and all vested Options shall continue to be exercisable until the original expiration date of such Option; provided, however, that if the Participant ceases to be a member of the Board prior to serving in such capacity for one year, all of such Participant's Options shall immediately expire upon such termination.

      9. Restricted Stock and Restricted Stock Units.

            (a) Awards of Restricted Stock and Restricted Stock Units.

                  (i) Each  Participant  granted a Restricted  Stock Award shall execute and deliver to the Company a Restricted Stock agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock including the Restricted Period set forth in Section 9(c). If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the
Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee and (B) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b) and
Section 9(c), the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant's account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. To the extent applicable, the cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such cash dividends, stock dividends or earnings.

                  (ii) Upon the grant of an Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it registered in the name of the Participant.

                  (iii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Restricted Stock Unit agreement. No Shares shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Restricted Stock Unit (representing one Share) awarded to a Participant may be credited with cash and stock dividends paid by the Company in respect of one Share ("Dividend Equivalents"). At the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

            (b) Restrictions; Forfeiture.

                  (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Restricted Stock agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; and (B) the Shares shall be subject to the restrictions on transferability set forth in the applicable Restricted Stock agreement. Restricted Stock awarded to a Participant who has not been a member of the Board for at least one year at the time of such award shall be forfeited, and the applicable stock certificates returned to the Company, if the Participant ceases to be a member of the Board for any reason other than death or Disability prior to the one-year anniversary of his or her initial election to the Board. In the event of such a forfeiture, all rights of the Participant to such Restricted Stock, and as a shareholder in respect thereof, shall terminate without further obligation on the part of the Company.

                  (ii) Restricted Stock Units awarded to any Participant who has not been a member of the Board for at least one year at the time of such award shall be forfeited, and all rights of the Participant to in respect thereof, shall terminate without further obligation on the part of the Company if the Participant ceases to be a member of the Board for any reason other than death or Disability prior to the one-year anniversary of his or her initial election to the Board. Restricted Stock Units shall be subject to such other terms and conditions as may be set forth in the applicable Restricted Stock Unit agreement.

                  (iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.

            (c) Restricted  Period.  The Restricted  Period of Restricted  Stock
Awards and Restricted Stock Unit Awards granted to any Participant shall commence on the Date of Grant and shall expire as to twenty percent (20%) of the Restricted Stock or Restricted Stock Units, as applicable, subject thereto on each of the first, second, third, fourth and fifth anniversaries of the Date of Grant whether or not such Participant continues to be a member of the Board; provided, however, that upon a Participant's ceasing to be a member of the Board due to death or Disability, the Restricted Period shall expire as to one hundred percent (100%) of the Shares subject thereto.

            (d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

                  (i) Upon the expiration of the Restricted Period with respect to any Shares covered by an Award of Restricted Stock which has not been forfeited in accordance with the second sentence of Section 9(b)(i), the restrictions set forth in this Section 9 and the Restricted Stock agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any.

                  (ii) Upon the expiration of the Restricted Period with respect to any Restricted Stock Units covered by a Restricted Stock Unit Award which has not been forfeited in accordance with Section 9(b)(ii), the Company shall deliver to the Participant, or his beneficiary, without charge, one Share for each Restricted Stock Unit with respect to which the Restricted Period has expired ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 9(a)(iii) hereof and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Restricted Stock Unit agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Shares in lieu of delivering only Shares for Vested Units. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

            (e) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following until the lapse of all restrictions with respect to the Shares subject to the Award as well as any other information the Company deems appropriate:

            Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Carnival Corporation Amended and Restated 2001 Outside Director Stock Plan and a Restricted Stock Agreement, dated as of _____________, between Carnival Corporation and __________________. Copies of such Plan and Agreement are on file at the offices of Carnival Corporation.

Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

      10. General.

            (a) Nontransferability of Awards. No Award or any right evidenced thereby shall be transferable in any manner other than by will or the laws of descent and distribution, and, during the lifetime of a Participant, only the Participant (or the Participant's court-appointed legal representative) may exercise an Option. In the Committee's discretion, an Award may be transferred pursuant to a "qualified domestic relations order," as defined in section 414(p) of the Code or any similar domestic relations order enforceable in the jurisdiction in which such Participant resides.

            (b) Rights of Participant. Neither the Participant nor the Participant's executor or administrator shall have any of the rights of a shareholder of the Company with respect to the Shares subject to an Option until certificates for such Shares shall actually have been issued upon the due exercise of such Option. No adjustment shall be made for any regular cash dividend for which the record date is prior to the date of such due exercise and full payment for such Shares has been made therefor.

            (c) Right To Terminate Relationship. Nothing in the Plan or in any Award shall confer upon any Participant the right to continue to serve as a director of the Company.

            (d) Nonalienation of Benefits. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent permitted by applicable law, no right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

      (e) Adjustment Upon Changes in Capitalization, etc.

                  (i) Awards granted under the Plan, any Award Agreements, and the maximum number of Shares subject to all Awards stated in Section 5(a) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable in the event of any stock split, stock dividend, stock change, reclassification, an unpairing of the shares of Common Stock from the Trust Shares, recapitalization or combination of shares which changes the character or amount of Shares (x) in the case of Options, prior to exercise of any portion of an Option theretofore granted under the Plan, such that such option, to the extent that it shall not have been exercised, shall entitle the Participant (or the Participant's executor or administrator) upon its exercise to receive in substitution therefor such number and kind of shares as the Participant would have been entitled to receive if the Participant had actually owned the Shares subject to such Option at the time of the occurrence of such change; provided, however, that if the change is of such a nature that the Participant, upon exercise of the Option, would receive property other than shares of stock the Committee shall make an appropriate adjustment in the Option to provide that the Participant (or the Participant's executor or administrator) shall acquire upon exercise only shares of stock of such number and kind as the Committee, in its sole judgment, shall deem equitable; and, provided further, that any such adjustment shall be made so as to conform to the requirements of section 424(a) of the Code; and (y) in the case of Restricted Stock and Restricted Stock Units, occurring after the Date of Grant of any such Awards.

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                  (ii) In the event that any  transaction  (other  than a change specified in the preceding paragraph) described in section 424(a) of the Code affects the Shares subject to any unexercised Option or subject to any Award with respect to which the Restricted Period has not expired, the Board of Directors of the surviving or acquiring corporation shall make such similar adjustment as is permissible and appropriate. If any such change or transaction shall occur, the number and kind of Shares for which Awards may thereafter be granted under the Plan shall be adjusted to give effect thereto.

            (f) Purchase for Investment. Whether or not the Options and Shares covered by the Plan have been registered under the Securities Act of 1933, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such Shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any Shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

            (g) Form of Agreements with Participants. Each Award granted pursuant to the Plan shall be in writing and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Committee shall provide for such Award. Each Participant shall be notified promptly of such grant, and an Award shall be promptly executed and delivered by the Company and the Participant.

            (h) Termination and Amendment of Plan and Awards.

                  (i) Unless the Plan shall theretofore have been terminated as hereinafter provided, Awards may be granted under the Plan at any time, and from time to time, prior to the tenth anniversary of the Effective Date, on which date the Plan will expire, except as to Awards then outstanding under the Plan. Such Awards shall remain in effect until they have been exercised, have expired or have been canceled.

                  (ii) The Board, without further approval of the Company's shareholders, may terminate, modify or amend this Plan at any time and from time to time in such respects as the Board may deem advisable, subject to any shareholder or regulatory approval required by law or the New York Stock Exchange; provided, that any such amendment shall comply with the applicable requirements for exemption (to the extent necessary) under Rule 16b-3 under the Exchange Act.

                  (iii) No termination, modification or amendment of the Plan, without the consent of the Participant, may adversely affect the rights of such person with respect to such Award. With the consent of the Participant and subject to the terms and conditions of the Plan, the Committee may amend outstanding Award agreements with any Participant.

                  (iv) Notwithstanding the above, without shareholder approval, the Committee may not take any action that results in the "repricing" of any Option granted under the Plan. For purposes of this Section 10(h)(iv), a "repricing" means any of the following (or any other action that has the same effect of any of the following): (a) amending or modifying the terms of an Option after the Date of Grant in a manner that reduces the Option Price of such Option; (b) any other action that would either (A) be reportable on the Company's proxy statement as Options which have been "repriced" (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act) or (B) results in an Option being considered repriced under generally accepted accounting principles; or (c) canceling an Option at time when its Option Price is equal to or less than the Fair Market Value of the Shares subject to the Option, in exchange for another Option, Restricted Stock Award, Restricted Stock Unit Award, or any other equity-based award. A cancellation and exchange described in clause (c) of the preceding sentence will be considered a "repricing" regardless of whether (A) the Option, Restricted Stock Award,
Restricted Stock Unit Award, or other equity-based award is delivered simultaneously with the cancellation of the Option, (B) it is reportable as a repricing in the Company's proxy statement or under generally accepted accounting principles, or (C) the cancellation of the Option was voluntary on the part of the Participant.

            (i) Government and Other Regulations. The obligation of the Company with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act, the rules and regulations of any securities exchange on which the Shares may be listed.

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            (j) Withholding. A Participant may be required to pay to a member of the Combined Group or any Affiliate, and each member of the Combined Group or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under any Award or from any compensation or other amounts owing to a Participant the amount (in cash, Shares or other property) of any required tax withholding in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

            (k) Separability. If any of the terms or provision of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

            (l) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to the principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Florida.